Letter To Shareholders                      ACM Managed Dollar Income Fund, Inc.
================================================================================

November 15, 1996
Dear Shareholder:

Throughout most of 1996, U.S. bond market returns have been subdued. The market has reacted negatively to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Across all major sectors of the bond market, shorter-duration securities have outperformed longer-duration securities as interest rates for all maturities have increased.

INVESTMENT RESULTS

In spite of sluggish domestic bond market returns, the emerging market and high yield bond sectors continued their impressive performance over the past six months. We are pleased to report that ACM Managed Dollar Income Fund was well positioned to capitalize on gains in both of these sectors and posted strong positive returns over the most recent reporting period. For the six months ended September 30, 1996, the Fund returned 25.13% on a net asset value basis which compared with 20.62% for its benchmark, the J.P. Morgan Emerging Markets Bond Index. Over the 12-month period ended September 30, 1996 the Fund achieved a total return of 40.86% on a net asset value basis compared with 37.92% for the benchmark index.

ECONOMIC REVIEW

Rebounding from a slowdown at the end of 1995, the U.S. economy gathered steam as 1996 progressed. Following first quarter's growth of 2.0% [as measured by the Gross Domestic Product (GDP)] the economic resurgence gained strength during the second quarter, led by a rapidly improving labor market. Employment gains averaged 272,000 per month and total hours worked climbed by an annualized 5.7%. Consumer confidence remained elevated and real household spending continued to grow at a healthy clip. These factors combined to produce "overheated" GDP growth for the second quarter of 4.7%.

However, the most recent data point to an economy that has slowed sharply from its strong second quarter pace. Overall GDP growth declined to a more moderate 2.2%, dragged down by a dramatic deceleration in consumer spending. The annualized gain in retail sales of merchandise measured only 0.4% during the third quarter while construction spending dropped 5.8% from second quarter's level. On the production side, industrial production growth slowed to an annualized 4.3% (from second quarter's 6.6%), total hours worked grew by only 2.8%, and non-farm payroll growth slowed to 145,000 per month.

On the inflation front, the Commerce Department's price index for the key gross domestic purchases aggregate (which measures prices paid on all purchases by U.S. residents) decelerated for the second quarter in a row, rising at a seasonally adjusted annual rate of only 1.8% in the third quarter versus 2.1% in the second quarter and 2.3% in the first quarter. At this broadest level of economic coverage, inflation remains very well-behaved. As a result, the Federal Reserve has been in a holding pattern since January and is expected to maintain that stance for the foreseeable future.

INVESTMENT OUTLOOK

Our outlook for the U.S. economy assumes that while economic growth may temporarily bounce higher during the fourth quarter of 1996, it will moderate again during the first half of 1997. As this occurs, recent upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges with a tendency to move toward the lower end of the yield range.

Outside of the U.S., we continue to have a favorable outlook for emerging market debt. However, as risk

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow somewhat.

In Mexico and Argentina, the success of economic programs undertaken since the peso devaluation two years ago has led to lower inflation, improving current account deficits and growing investor confidence. These factors should support higher bond prices in these markets in the future.

In Russia, current economic indicators show encouraging signs. Reserves have increased considerably in the past two years and the current account surplus continues to grow. We expect the impact of market-oriented reforms to be more noticeable in 1997 and produce further spread tightening (and hence, price appreciation) in Russian securities. Investments in emerging markets securities are always speculative, and the risk elements in the current Russian situation have been well publicized. However, we believe Russian sovereign debt obligations are a compelling long-term investment opportunity. Numerous factors lead us to this opinion, including the recent credit ratings of Russian debt by both Moody's and Standard & Poor's, successful steps toward the restructuring of Russia's external debt, the receding likelihood of reactionary economic policies and the growing representation of Russia in the emerging market bond indices.
In this regard, at our recommendation the Fund's Board of Directors recently approved an increase of up to 25% of the Fund's total assets that may be invested in U.S. Dollar-denominated Russian sovereign debt obligations, thus positioning the Fund to afford its shareholders greater access to this opportunity. This puts Russia on a par, in terms of the Fund's investment limitations, with other significant "emerging market" sovereign debt issuers:
Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela.

Polish bonds, which have experienced substantial price appreciation since receiving an investment grade rating earlier this year, appear to be near their peak and we have begun reducing our exposure in this market.

In the months ahead, some factors which could impact emerging market bond prices will be the possible resumption of the Mexican privatization program, International Monetary Fund negotiations with the new coalition government in Turkey, continued market reforms in Russia and expected S&P and Moody's ratings on six to eight emerging countries' debt.

We continue to have a favorable outlook for the high yield sector but believe additional caution will be necessary in selecting individual securities. We currently have no major industry or sector themes driving our security selection, but rather are looking at the market on a credit by credit basis.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman


/s/ Wayne D. Lyski
Wayne D. Lyski
President

Portfolio Of Investments
September 30, 1996                          ACM Managed Dollar Income Fund, Inc.
================================================================================



                               Principal
                                 Amount
                                 (000)    U.S. $ Value
------------------------------------------------------
SOVEREIGN DEBT
OBLIGATIONS--72.2%
COLLATERALIZED
BRADY BONDS*--35.7%

BRAZIL--2.1%
Republic of Brazil
 Par Bonds Series Z-L
 5.00%, 4/15/24 (a).........     $13,000  $  7,739,063
                                          ------------
BULGARIA--7.7%
Republic of Bulgaria
 Discount Bonds FRN
 6.6875%, 7/28/24...........      55,800    28,405,688
                                          ------------
ECUADOR--2.9%
Republic of Ecuador
 Discount Bonds FRN
 6.688%, 2/28/25............      17,000    10,582,500
                                          ------------
MEXICO--10.1%
United Mexican States
 Euro Par Bonds
 Series B
 6.25%, 12/31/19 (b)........      36,000    24,952,500
 Discount Notes FRN
 Series D
 6.453%, 12/31/19 (b).......      15,000    12,651,563
                                          ------------
Total Mexican Securities....                37,604,063
                                          ------------
NIGERIA--6.5%
Central Bank of Nigeria
 Par Bonds
 6.25%, 11/15/20 (c)........      40,500    24,236,719
                                          ------------
VENEZUELA--6.4%
Republic of Venezuela DCB
 Par Bonds Series A
 6.75%, 3/31/20 (d).........      34,000    23,630,000
                                          ------------
Total Collateralized
 Brady Bonds
 (cost $124,177,246)........               132,198,033
                                          ------------
LOAN PARTICIPATIONS
& ASSIGNMENTS--6.3%

ALGERIA--2.5%
Algeria Refinanced Trust
 Tranche B
 Loan Assignment FRN
 7.187%, 9/05/05............     $15,000  $  9,450,000
RUSSIA--3.8%
Vneshekonombank
 Loan Assignment (e)........      20,000    13,962,500
                                          ------------
Total Loan Participations &
 Assignments
 (cost $20,737,255).........                23,412,500
                                          ------------
OTHER SOVEREIGN DEBT
OBLIGATIONS--29.3%
ARGENTINA--6.6%
Republic of Argentina
 FRB
 6.625%, 3/31/05............      29,400    24,613,312
                                          ------------
BRAZIL--11.0%
Republic of Brazil C Bonds
 8.00%, 4/15/14 (f).........      57,639    40,599,751
                                          ------------
BULGARIA--2.5%
Republic of Bulgaria
 IAB FRN
 6.6875%, 7/28/11...........      20,000     9,175,000
                                          ------------
ECUADOR--2.6%
Republic of Ecuador
 PDI Bonds FRN
 6.50%, 2/27/15 (g).........      19,029     9,729,016
                                          ------------
VENEZUELA--6.6%
Republic of Venezuela
 DCB FRN
 6.625%, 12/18/07...........      29,500    24,438,906
                                          ------------
Total Other Sovereign
 Debt Obligations
 (cost $100,879,670)........               108,555,985
                                          ------------

Portfolio Of Investments (continued)        ACM Managed Dollar Income Fund, Inc.
================================================================================

                                   Principal
                                    Amount
                                    (000)    U.S. $ Value
---------------------------------------------------------
SOVEREIGN DEBT RELATED--0.9%
Morgan Guaranty Trust Co.
 Spread Note
 U.S. Treasury Bond
 5.875%, 11/15/05 vs.
 Poland PDI Bonds
 3.75%, 10/27/14
 8.00%, 1/24/97 (h)
 (cost $3,500,000)......            $ 3,500  $  3,509,100
                                             ------------
Total Sovereign
 Debt Obligations
 (cost $249,294,169)....                      267,675,618
                                             ------------
U.S. CORPORATE FIXED
INCOME OBLIGATIONS--47.7%

AGRICULTURE--1.4%
Trans-Resources, Inc.
 11.875%, 7/01/02 (i)...              5,000     5,125,000
                                             ------------
AUTOMOBILE--1.5%
APS, Inc.
 11.875%, 1/15/06.......              5,000     5,450,000
                                             ------------
BASIC INDUSTRIES--8.6%
Alpine Group, Inc.
 12.25%, 7/15/03........              4,000     4,300,000
 Crain Industries, Inc.
 13.50%, 8/15/05........              5,000     5,550,000
Haynes International, Inc.
 11.625%, 9/01/04.......              5,500     5,692,500
IMO Industries, Inc.
 11.75%, 5/01/06........              5,000     5,200,000
Unisys Corp.
 12.00%, 4/15/03........             10,750    11,126,250
                                             ------------
Total Basic Industries..                       31,868,750

BROADCASTING--1.3%
Albritton Communications Co.
 9.75%, 11/30/07 (i)....              5,000     4,831,250
                                             ------------
BROADCASTING
& CABLE--3.6%
Charter Communications L.P.
 11.25%, 3/15/06........              7,000     7,227,500

                                   Shares or
                                   Principal
                                    Amount
                                    (000)    U.S. $ Value
---------------------------------------------------------
   .....................
Intermedia Capital Partners
 11.25%, 8/01/06 (i)....            $ 6,000  $  6,255,000
                                             ------------
Total Broadcasting & Cable                     13,482,500
                                             ------------
BROADCASTING &
MEDIA--5.8%
Park Broadcasting, Inc.
 11.75%, 5/01/04........              7,000     7,980,000
Park Newspapers, Inc.
 11.875%, 5/15/04 (i)...              3,000     3,420,000
Sullivan Graphics, Inc
 12.75%, 8/01/05........              4,000     3,870,000
Telemundo Group, Inc.
 7.00%, 2/15/06.........              6,400     6,112,000
                                             ------------
Total Broadcasting
& Media.................                       21,382,000
                                             ------------
CHEMICALS--0.8%
Uniroyal Technology Corp.
 11.75%, 6/01/03........              3,000     2,827,500
 warrants, expiring
6/1/03 (j)(k)...........                 30        30,000
                                             ------------
Total Chemicals.........                        2,857,500
                                             ------------
ENERGY--2.4%
TransTexas Gas Corp.
 11.50%, 6/15/02........              8,500     9,052,500
                                             ------------
FOOD DISTRIBUTION--1.5%
Specialty Foods Corp.
 11.125%, 10/01/02......              6,000     5,610,000
                                             ------------
GAMING--1.7%
Casino America, Inc.
 12.50%, 8/01/03........              5,800     6,079,125
                                             ------------
GROCERIES--3.1%
Jitney-Jungle Stores of.America
 12.00%, 3/01/06........              6,000     6,397,500
Ralph's Grocery Co.
 11.00%, 6/15/05........              5,000     5,056,250
                                             ------------
Total Groceries.........                       11,453,750
                                             ------------

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

                                      Principal
                                       Amount
                                       (000)       U.S. $ Value
---------------------------------------------------------------
LEISURE--4.6%
Alamo Rent-A-Car
 11.75%, 01/31/06............         $     5,250  $ 5,722,500
Alliance Gaming Corp.
 12.875%, 6/30/03............               6,000    6,255,000
American Skiing Co.
 12.00%, 7/15/06 (i).........               5,000    5,000,000
                                                   -----------
Total Leisure................                       16,977,500
                                                   -----------
NATURAL RESOURCES--1.8%
Royal Oak Mines, Inc.
 11.00%, 8/15/06.............               6,500    6,727,500
                                                   -----------
PAPER--0.5%
Crown Paper Co.
 11.00%, 9/01/05.............               2,000    1,995,000
                                                   -----------
STEEL--1.3%
Weirton Steel Corp.
 11.375%, 7/01/04............               5,000    4,850,000
                                                   -----------
TELECOMMUNICATIONS--4.3%
CAI Wireless Systems, Inc.
 12.25%, 9/15/02.............               5,000    5,200,000
Dictaphone Corp.
 11.25%, 8/01/05.............               6,000    5,550,000
IXC Communications Inc.
 12.50%, 10/01/05 (l)........               5,000    5,293,750
                                                   -----------
Total Telecommunications.....                       16,043,750
                                                   -----------
TRANSPORTATION--2.7%
Johnstown America Industries, Inc.
 11.75%, 8/15/05.............               5,000    4,525,000

                                       Shares/
                                     Contract or
                                      Principal
                                       Amount
                                       (000)       U.S. $ Value
---------------------------------------------------------------
   ..........................
Terex Corp.
 13.25%, 5/01/02 (i).........         $ 5,150      $  5,420,375
                                                   ------------
Total Transportation.........                         9,945,375
                                                   ------------
UTILITIES--0.8%
Calpine Corp.
 10.50%, 5/15/06 (i).........           3,000         3,075,000
                                                   ------------
Total U.S. Corporate Fixed
 Income Obligations
 (cost $169,724,525).........                       176,806,500
                                                   ------------
NON-U.S. FIXED
INCOME SECURITIES--1.9%
MEXICO--1.8%
Grupo Mexicano
De Desarrollo SA
 8.25%, 2/17/01 (i)
 (cost $6,103,884)...........          10,000         6,500,000
                                                   ------------
WARRANTS--0.1%
Renaissance Cosmetics
Warrants, expiring 8/15/01 (m)
 (cost $108,950).............           8,000           400,000
                                                   ------------
OPTIONS PURCHASED--0.0%
United Mexico States
 expiring October '96
 @ $70.3125
 (cost $360,000).............               1           110,000
                                                   ------------
TOTAL INVESTMENTS--121.8%
 (cost $425,591,530).........                       451,492,118
Other assets less liabilities--(21.8%)              (80,946,074)
                                                   ------------
NET ASSETS--100%.............                      $370,546,044
                                                   ============

Portfolio Of Investments (continued)        ACM Managed Dollar Income Fund, Inc.
================================================================================
--------------------------------------------------------------------------------
* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 1996.
(b)  Security trades with recovery rights expiring June 30, 2003.
(c)  Security trades with oil warrants expiring November 15, 2020.
(d)  Security trades with oil warrants expiring April 15, 2020.
(e)  Security is in default and is non-income producing.
(f)  Coupon consists of 4.50% cash payment and 3.50% paid-in-kind.
(g)  Coupon consists of 3.50% cash payment and 3.00% paid-in-kind.
(h) Principal amount represents par value at purchase date. The redemption value of these securities is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.
(i) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996, these securities amounted to $39,626,625 or 10.7% of net assets.
(j)  Non-income producing security.
(k) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share. The warrants are exercisable until June 1, 2003.
(l) Security will have an increased interest rate of 0.50% until registration under Rule 144A of the Securities Act of 1933 becomes effective. At that time interest will accrue at the rate shown.
(m) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share. The warrants are exerciseable until August 15, 2001.

     Glossary of terms:
     DCB - Debt Conversion Bond.
     FRN - Floating Rate Note. Coupon will fluctuate based upon an interest rate index.
           Stated interest rate in effect at September 30, 1996.
     FRB - Floating Rate Bond. Coupon will fluctuate based upon an interest rate index.
           Stated interest rate in effect at September 30, 1996.
     IAB - Interest Arrears Bond.
     PDI - Past Due Interest Bond.

See notes to financial statements.

Statement Of Assets And Liabilities
September 30, 1996                          ACM Managed Dollar Income Fund, Inc.
================================================================================

ASSETS
 Investments in securities, at value (cost $425,591,530)..............  $451,492,118
 Cash.................................................................     4,123,389
 Interest receivable..................................................    13,607,794
 Receivable for investment securities sold............................     2,557,015
 Deferred organization expenses and other assets......................        24,553
                                                                        ------------
 Total assets.........................................................   471,804,869
                                                                        ------------
LIABILITIES
 Loan payable.........................................................    96,500,000
 Net unrealized depreciation of swap contract.........................     2,637,850
 Interest payable.....................................................       809,936
 Advisory fee payable.................................................       283,178
 Administrative fee payable...........................................        56,636
 Accrued expenses and other liabilities...............................       971,225
                                                                        ------------
 Total liabilities....................................................   101,258,825
                                                                        ------------
NET ASSETS............................................................  $370,546,044
                                                                        ============
COMPOSITION OF NET ASSETS
 Common stock, at par.................................................  $    283,250
 Additional paid-in capital...........................................   391,817,637
 Undistributed net investment income..................................     1,253,406
 Accumulated net realized loss........................................   (46,070,987)
 Net unrealized appreciation of investments and swap contract.........    23,262,738
                                                                        ------------
                                                                        $370,546,044
                                                                        ============
NET ASSET VALUE PER SHARE (based on 28,325,009 shares outstanding)....        $13.08
                                                                              ======

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Year Ended September 30, 1996               ACM Managed Dollar Income Fund, Inc.
================================================================================

INVESTMENT INCOME
Interest........................................................................................                   $ 46,873,669
                                                                                                                   ------------
EXPENSES
Advisory fee....................................................................................    $  3,083,166
Administrative fee..............................................................................         616,633
Custodian.......................................................................................         210,904
Loan origination fee and loan expenses..........................................................         164,840
Transfer agency.................................................................................         120,773
Audit and legal.................................................................................          97,058
Reports and notices to shareholders.............................................................          27,468
Directors' fees.................................................................................          25,072
Amortization of organization expenses...........................................................           8,019
Miscellaneous...................................................................................          58,616
                                                                                                    ------------
Total expenses before interest expense..........................................................       4,412,549
Interest expense................................................................................       6,231,187
                                                                                                    ------------
Total expenses..................................................................................                     10,643,736
                                                                                                                   ------------
Net investment income...........................................................................                     36,229,933
                                                                                                                   ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND OPTIONS
 Net realized gain on investment transactions...................................................                     32,509,148
 Net realized gain on options written...........................................................                      8,020,229
 Net realized gain on swap contracts............................................................                      1,549,500
 Net change in unrealized depreciation of investments, options written and swap contracts.......                     32,913,344
                                                                                                                   ------------
 Net gain on investments........................................................................                     74,992,221
                                                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................................                   $111,222,154
                                                                                                                   ============

Statement Of Changes In Net Assets
================================================================================


                                                                                           Year Ended           Year Ended
                                                                                       September 30, 1996   September 30, 1995
                                                                                       ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income............................................................        $ 36,229,933         $ 37,347,975
 Net realized gain (loss) on investment transactions, options written and swap
   contract.......................................................................          42,078,877          (48,890,891)
 Net change in unrealized depreciation of investments, options written
   and swap contract..............................................................          32,913,344           25,563,387
                                                                                          ------------         ------------
 Net increase in net assets from operations.......................................         111,222,154           14,020,471
DIVIDENDS TO SHAREHOLDERS
 Dividends from net investment income.............................................         (35,689,077)         (37,303,113)
 Tax return of capital distribution...............................................                 -0-             (465,363)
COMMON STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance of Common Stock..............                 -0-            4,941,844
                                                                                          ------------         ------------
Total increase (decrease).........................................................          75,533,077          (18,806,161)
NET ASSETS
 Beginning of year................................................................         295,012,967          313,819,128
                                                                                          ------------         ------------
 End of year (including undistributed net investment income of $1,253,406
   at September 30, 1996).........................................................        $370,546,044         $295,012,967
                                                                                          ============         ============

--------------------------------------------------------------------------------
      See notes to financial statements.

Statement Of Cash Flows
Year Ended September 30, 1996               ACM Managed Dollar Income Fund, Inc.
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
 Interest and dividends received.........................    $    40,836,446
 Interest expense paid...................................         (5,961,285)
 Operating expenses paid.................................         (4,356,108)
                                                             ---------------
 Net increase in cash from operating activities..........                         $  30,519,053
INVESTING ACTIVITIES:
 Purchases of long-term investments......................     (1,779,400,599)
 Proceeds from disposition of long-term investments......      1,741,223,386
 Proceeds from disposition of short-term investments, net         30,853,170
                                                             ---------------
 Net decrease in cash from investing activities..........                            (7,324,043)
FINANCING ACTIVITIES*:
 Cash dividends and distributions paid...................        (35,689,077)
 Proceeds from borrowings................................         18,500,000
 Repayment of borrowings.................................         (2,500,000)
                                                             ---------------
 Net decrease in cash from financing activities..........                           (19,689,077)
                                                                                  -------------
 Net increase in cash....................................                             3,505,933
 Cash at beginning of year...............................                               617,456
                                                                                  -------------
 Cash at end of year.....................................                         $   4,123,389
                                                                                  =============
-----------------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
 Net increase in net assets from operations..............                         $ 111,222,154
ADJUSTMENTS:
 Increase in interest receivable.........................    $    (3,374,375)
 Accretion of bond discount..............................         (3,489,098)
 Increase in accrued expenses............................            882,691
 Increase in interest payable............................            269,902
 Net gain on investments.................................        (74,992,221)
                                                             ---------------
 Total adjustments.......................................                           (80,703,101)
                                                                                  -------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES...........                         $  30,519,053
                                                                                  =============

--------------------------------------------------------------------------------
* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.
  See notes to financial statements.

Notes To Financial Statements
September 30, 1996                          ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE A: Significant Accounting Policies
ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Due to the nature of the markets for sovereign debt obligations, quotations from several sources are obtained so that the Fund's portfolio investments are not generally priced by a single source. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Organization Expenses
Organization expenses of approximately $40,000 were deferred and are being amortized on a straight-line basis through October 1998.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

6. Reclassification of Components of Net Assets
During the year the Fund reclassified certain components of net assets. The reclassification resulted in a net increase to undistributed net investment income and a corresponding decrease to accumulated net realized loss on investments of $712,550. This reclassification was the result of permanent book to tax differences in the classification of short term capital gains as ordinary income. Net assets were not affected by the reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended September 30, 1996 there was no reimbursement paid to AFS.

Under the terms of the Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. Government Securities) aggregated $1,753,713,212 and $1,770,927,373, respectively, for the year ended September 30, 1996. At September 30, 1996 the cost of securities, for federal income tax purposes was $426,282,872. Accordingly, gross unrealized appreciation of investments was $27,317,697 and gross unrealized depreciation of investments was $2,108,451, resulting in net unrealized appreciation of $25,209,246.

For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 1996 of approximately $36,026,439 which will expire in 2003.

Options Transactions

For investment and hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended September 30, 1996 were as follows:

                           Number of
Options Written            Contracts    Premium
                          -----------  ---------
Options outstanding at
 beginning of year              165   $ 1,441,276
Options written                 165       379,500
Options terminated in
 closing transactions          (330)   (1,820,776)
                               ----   -----------
Options outstanding at
 September 30, 1996               0   $         0
                               ====   ===========

Notes To Financial Statements (continued)   ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE D: Interest Rate Swap Agreements
The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on interest rate swap contracts.

At September 30, 1996 the Fund had outstanding an interest rate swap contract as follows:


                                    Payments Made             Payments Received
                                     by the Fund                 by the Fund
                            -----------------------------  ------------------------
                                                                                          Unrealized
              Termination    Notional                       Notional                     Appreciation
Counterparty     Date         Amount          Rate           Amount        Rate         (Depreciation)
------------  -----------   -----------   ---------------  -----------  -----------     --------------
   Morgan      01/01/09     $25,000,000   Floating-LIBOR+  $25,000,000  Fixed-6.61%      $(2,637,850)
  Guaranty                                  plus .8125%

+ LIBOR - London Interbank Offered Rate.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 28,325,009 shares of Common Stock outstanding at September 30, 1996, the Adviser owned 7,100 shares.

During the year ended September 30, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan. During the year ended September 30, 1995, the Fund issued 530,592 shares in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE F: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was reviewed on March 29, 1996. The maximum credit available is $100,000,000 and the amount outstanding as of September 30, 1996 was $96,500,000 with an average interest rate of 6.14%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the year ended September 30, 1996 was approximately $90,043,716 with a related weighted average annualized interest rate of 6.92%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .15 of 1% per annum on the full $100,000,000 available.

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

NOTE G: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Financial Highlights                        ACM Managed Dollar Income Fund, Inc.
================================================================================
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                   Year Ended
                                                                  September 30,       October 22, 1993*
                                                                -----------------            to
                                                                 1996       1995      September 30, 1994
                                                                ------     ------     ------------------
Net asset value, beginning of period.........................   $10.42     $11.29         $14.04(a)
                                                                ------     ------         ------
Income From Investment Operations
---------------------------------
Net investment income........................................     1.27       1.32           1.13
Net realized and unrealized gain (loss) on
 investments and options written.............................     2.65       (.85)         (2.66)
                                                                ------     ------         ------
Net increase (decrease) in net asset value from operations...     3.92        .47          (1.53)
                                                                ------     ------         ------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income.........................    (1.26)     (1.32)         (1.13)
Distributions in excess of net investment income.............      -0-        -0-           (.02)
Tax return of capital distribution...........................      -0-       (.02)          (.07)
                                                                ------     ------         ------
Total distributions..........................................    (1.26)     (1.34)         (1.22)
                                                                ------     ------         ------
Net asset value, end of period...............................   $13.08     $10.42         $11.29
                                                                ------     ------         ------
Market value, end of period..................................   $11.75     $9.875         $11.25
                                                                ======     ======         ======
Total Return (b)
----------------
Total investment return based on:
Market value.................................................    33.53%      0.92%       (11.94)%
Net asset value..............................................    40.86%      6.11%       (11.62)%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)...................... $370,546   $295,013       $313,819
Ratio of expenses to average net assets......................     2.59%      2.83%      1.78%(c)
Ratio of expenses to average net assets excluding interest
 expense.....................................................     1.07%      1.17%      1.07%(c)
Ratio of net investment income to average net assets.........     8.79%     10.56%      8.54%(c)
Portfolio turnover rate......................................      443%       344%           225%

--------------------------------------------------------------------------------
*   Commencement of operations.
(a) Net of offering costs of $.06.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than year is not annualized.
(c) Annualized.

Report Of Ernst & Young LLP
Independent Auditors                        ACM Managed Dollar Income Fund, Inc.
================================================================================

To the Shareholders and Board of Directors
ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc., including the portfolio of investments, as of September 30, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
November 8, 1996

Additional Information                      ACM Managed Dollar Income Fund, Inc.
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

Supplemental Proxy Information (Unaudited)
The Annual Meeting of Shareholders of the ACM Managed Dollar Income Fund, Inc. was held on January 23, 1996. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                    Shares           Shares Voted
                                                                   Voted For       Without Authority
----------------------------------------------------------------------------------------------------
1. To elect directors            Class Two Directors
                                    (term expires in 1999)
                                 John H. Dobkin                    26,657,257       786,349
                                 William H. Foulk, Jr.             26,671,683       771,923
                                 James M. Hester                   26,670,579       773,027

                                                      Shares           Shares Voted     Shares Voted
                                                     Voted For            Against         Abstain
----------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the Fund's
   fiscal year ending September 30, 1996:             26,804,736            210,090       428,780
 ---------------------------------------------------------------------------------------------------

                                            ACM Managed Dollar Income Fund, Inc.
================================================================================

Board Of Directors
John D. Carifa, Chairman                   William H. Foulk, Jr./(1)/
Ruth Block/(1)/                            Dr. James M. Hester/(1)/
David H. Dievler/(1)/                      Clifford L. Michel/(1)/
John H. Dobkin/(1)/                        Donald J. Robinson/(1)/
                                           Robert C. White/(1)/

Officers
Wayne D. Lyski, President                  Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President  Mark D. Gersten, Treasurer & Chief Financial Officer
Paul J. DeNoon, Vice President             Joseph J. Mantineo, Controller
Vicki L. Fuller, Vice President
Wayne C. Tappe, Vice President

ADMINISTRATOR                              INDEPENDENT AUDITORS
Princeton Administrators, L.P.             Ernst & Young LLP
P.O. Box 9095                              787 Seventh Avenue
Princeton, NJ 08543-9095                   New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,          LEGAL COUNSEL
TRANSFER AGENT AND REGISTRAR               Seward & Kissel
State Street Bank & Trust Company          One Battery Park Plaza
225 Franklin Street                        New York, NY 10004
Boston, MA 02110


--------------------------------------------------------------------------------
/(1)/ Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Managed Dollar Income Fund, Inc.
Summary of General Information

The Fund
ACM Managed Dollar Income Fund, Inc. is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." Additional information about the Fund is available by calling 800-221-5672.

Dividend Reinvestment Plan
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For a copy of the Plan Brochure, please call State Street Bank and Trust Company at 800-219-4218.



ACM Managed Dollar Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]
Investing without the Mystery./(TM)/

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDIAR


                                      ACM
                              -------------------
                                    Managed
                              -------------------
                                    Dollar
                              -------------------
                                  Income Fund
                              -------------------



                                                              Annual Report
                                                              September 30, 1996




                                        ALLIANCE
                                        Investing without the Mystery./(TM)/